Loss Per Share	12 Months Ended
Dec. 31, 2019
Loss Per Share
Loss Per Share

10 Loss Per Share

Basic loss per share is calculated by dividing loss for the period attributable to equity holders of the Group by the weighted average number of shares outstanding during the same period, adjusted for the effect of the corporate reorganization as discussed in Note 1 and applied retrospectively to all prior periods presented. The weighted average number of outstanding shares for the year ended December 31, 2019, after adjusted for the effect of the corporate reorganization were 16,409,285(2018: 14,112,841; 2017: 12,065,714).

For the periods included in these financial statements, the share options are not included in the diluted loss per share calculation as the Company was loss-making in all these periods. Due to the anti-dilutive nature of the outstanding options, basic and diluted loss per share is equal.